                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

Dear Shareholder:

     The bottom line for the fiscal first quarter ending February 28, 1999 was that the Preferred Income Opportunity Fund's portfolio made money in a market that most fixed income investors found difficult. The return on the net asset value ("NAV") of the Fund's shares was 0.9% for the quarter and 5.3% for the last twelve months, taking into account the special distribution of $0.81 per share paid to shareholders on December 31, 1998.

     Interest rates have again demonstrated their ability to confound the so-called experts. Just when everyone "knew" that rates would go down, interest rates spiked up in February, returning roughly to the levels of last summer. This time the surprise was the strength in the domestic economy, which pushed aside the market's previous preoccupation with depressed economic conditions elsewhere around the world. Perhaps all this proves is that the crystal ball is basically an inferior tool for dealing with interest rate fluctuations.

     Rising interest rates caused the prices of most bonds and preferreds to fall, but there was little visible impact on the Fund because of the gains on our hedges. As a reminder, we typically hedge by purchasing put options on Treasury futures and creating a "safety net" that is initially somewhat below the level of the market. For the hedge to pay off, rising interest rates must push market values down enough to reach that safety net. That is exactly what happened in February.

     Strange as it may seem, it helps us when interest rates move suddenly in EITHER direction. Throughout its history, the Fund has typically turned in strong performance in good markets and held up well in weak markets. This is at least partially due to the combination of leverage and hedging used by the Fund. We actually distinguish ourselves least in flat, boring markets, but markets like that, fortunately, never seem to last very long!

     The preferred market also gave us a helping hand in the fiscal first quarter by generally outperforming Treasury bonds, on which our hedges are based. This allowed us to regain some of the ground lost last year when preferreds trailed Treasuries during the "flight to quality" caused by international financial fears. Market activity has improved significantly since then, and we are coming across many interesting investment opportunities.

     The discount of the market price of the Fund's shares from their NAV widened rather suddenly to roughly 10% near the end of the fiscal first quarter. This has happened before as interest rates have surged and bond and preferred prices have weakened. So far, at least, the market does not seem to be paying much attention to the remarkable stability of the Fund's NAV throughout this period of stress.

                                                        Sincerely

                                                        /s/ Robert T. Flaherty

                                                        Robert T. Flaherty
                                                        CHAIRMAN OF THE BOARD

March 15, 1999

Preferred Income Opportunity Fund Incorporated
SUMMARY OF INVESTMENTS
FEBRUARY 28, 1999 (UNAUDITED)
----------------------------------------------




                                                                                                          PERCENT OF
                                                                                          VALUE           TOTAL NET
                                                                                         (000'S)            ASSETS
                                                                                         -------          ----------


ADJUSTABLE RATE PREFERRED STOCKS
    Banking ......................................................................       $ 14,712              7.0%
    Utilities ....................................................................         10,469              4.9
                                                                                         --------            -----
        Total Adjustable Rate ....................................................         25,181             11.9
                                                                                         --------            -----


FIXED RATE PREFERRED STOCKS AND SECURITIES
    Utilities ....................................................................         71,171             33.6
    Banking ......................................................................         37,650             17.8
    Financial Services ...........................................................         27,789             13.1
    Insurance ....................................................................         18,113              8.6
    Miscellaneous Industries .....................................................         17,244              8.2
                                                                                         --------            -----
        Total Fixed Rate .........................................................        171,967             81.3
                                                                                         --------            -----
TOTAL PREFERRED STOCKS AND SECURITIES ............................................        197,148             93.2
COMMON STOCKS
    Utilities ....................................................................            243              0.1
REPURCHASE AGREEMENT .............................................................          8,547              4.1
PURCHASED PUT OPTIONS ............................................................          5,168              2.4
                                                                                         --------            -----
TOTAL INVESTMENTS ................................................................        211,106             99.8
OTHER ASSETS AND LIABILITIES (NET) ...............................................            411              0.2
                                                                                         --------            -----
    TOTAL NET ASSETS .............................................................       $211,517            100.0%
                                                                                         ========            =====





FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------



                                                                                                       DIVIDEND
                                                     DIVIDEND        NET ASSET          NYSE         REINVESTMENT
                                                       PAID            VALUE       CLOSING PRICE       PRICE (1)
                                                     --------        ---------     -------------     ------------

December 31, 1998 ...........................         $0.8100          $12.75        $12.5000          $12.53
January 31, 1999 ............................          0.0655           12.67         11.9375           11.92
February 28, 1999 ...........................          0.0655           12.68         11.3125           11.62


----------

(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

                                  Preferred Income Opportunity Fund Incorporated
                                          STATEMENT OF CHANGES IN NET ASSETS (1)
                                THREE MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)
                                ------------------------------------------------




OPERATIONS:
    Net investment income ..............................................................................    $  3,154,657
    Net realized gain on investments sold ..............................................................         776,297
    Net unrealized depreciation of investments during the period .......................................      (1,237,621)
                                                                                                            ------------
        Net increase in net assets from operations .....................................................       2,693,333

DISTRIBUTIONS:
    Dividends paid from net investment income to MMP* shareholders .....................................      (1,125,407)
    Distributions paid from net realized capital gains to MMP* shareholders(3) .........................        (247,384)
    Dividends paid from net investment income to Common Stock shareholders(2) ..........................      (5,192,039)
    Distributions paid from net realized capital gains to Common Stock Shareholders(3) .................      (5,301,322)

NET DECREASE IN NET ASSETS: ............................................................................      (9,172,819)

NET ASSETS:
    Beginning of period ................................................................................     220,689,622
                                                                                                            ------------
    End of period ......................................................................................    $211,516,803
                                                                                                            ============




                                                        FINANCIAL HIGHLIGHTS (1)
                                THREE MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)
                           FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                           ----------------------------------------------------


OPERATING PERFORMANCE:
    Net asset value, beginning of period ...............................................................    $     13.50
                                                                                                            -----------
    Net investment income ..............................................................................           0.28
    Net realized gain and unrealized depreciation on investments .......................................          (0.04)
                                                                                                            -----------
    Net increase in net asset value resulting from investment operations ...............................           0.24

DISTRIBUTIONS:
    Dividends paid from net investment income to MMP* Shareholders .....................................          (0.10)
    Distributions paid from net realized capital gains to MMP* Shareholders(3) .........................          (0.02)
    Dividends paid from net investment income to Common Stock Shareholders(2) ..........................          (0.47)
    Distributions paid from net realized capital gains to Common Stock Shareholders(3) .................          (0.48)
    Change in accumulated undeclared dividends on MMP* .................................................           0.01
                                                                                                            -----------
    Total distributions ................................................................................          (1.06)
                                                                                                            -----------
    Net asset value, end of period .....................................................................    $     12.68
                                                                                                            ===========
    Market value, end of period ........................................................................    $   11.3125
                                                                                                            ===========
    Common shares outstanding, end of period ...........................................................     11,151,287
                                                                                                            ===========
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
    Net investment income (4) ..........................................................................           5.24%**
    Operating expenses .................................................................................           1.49%**
SUPPLEMENTAL DATA:
    Portfolio turnover rate ............................................................................             14%
--------------------------------------------------------------------------------
Ratio of operating expenses to total average net assets including MMP* .................................           1.00%**



(1) These tables summarize the three months ended February 28, 1999 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report for the year ended November 30, 1998.
(2)  Includes dividends earned, but not paid out, in prior fiscal year.
(3)  Paid from capital gains realized, but not paid out, in prior fiscal year.
(4) Not necessarily reflective of results on an annual basis due to impact of Fiscal 1998 Additional Distributions to MMP*, all of which were paid in the first quarter of Fiscal 1999.
*    Money Market Cumulative Preferred TM Stock.
**   Annualized.

DIRECTORS
    Martin Brody
    Donald F. Crumrine, CFA
    Robert T. Flaherty, CFA
    David Gale
    Morgan Gust
    Robert F. Wulf, CFA

OFFICERS
    Robert T. Flaherty, CFA
        Chairman of the Board
        and President
    Donald F. Crumrine, CFA
        Vice President
        and Secretary
    Robert M. Ettinger, CFA
        Vice President
    Peter C. Stimes, CFA
        Vice President
        and Treasurer




INVESTMENT ADVISER
    Flaherty & Crumrine Incorporated
    e-mail: flaherty@fin-mail.com

QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
    INCOME OPPORTUNITY FUND?
       If your shares are held in a brokerage
       account, contact your broker.
       If you have physical possession of your shares
       in certificate form, contact the Fund's Transfer
       Agent & Shareholder Servicing Agent--
          First Data Investor Services Group, Inc.
          P.O. Box 1376
          Boston, MA  02104
          1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME OPPORTUNITY FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.



                      [PREFERRED INCOME OPPORTUNITY FUND]



                                   Quarterly
                                     Report



                               February 28, 1999